UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 13, 2006


                                 Imaging3, Inc.
                             ---------------------
             (Exact name of registrant as specified in its charter)


                                   California
                             ----------------------
                 (State or other jurisdiction of incorporation)



          000-50099                                       95-4451059
---------------------------                           -------------------
(Commission File Number)                             (I.R.S. Employer
                                                      Identification No.)

                 3200 W. Valhalla Dr., Burbank, California 91505
                 ----------------------------------------- -----
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 260-0930


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:    4
                                        --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

             Item 3.02. Unregistered Sales of Equity Securities................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
              STATEMENTS.......................................................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................1

SECTION 6.   ASSET BACKED SECURITIES...........................................1

SECTION 7.   REGULATION FD.....................................................1

SECTION 8.   OTHER EVENTS......................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................2

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Item 3.02  Unregistered Sales of Equity Securities.

         On September 13, 2006 Imaging3, Inc. (the "Company") entered into an agreement (the "Agreement") with an investment banking company (the "Placement Agent") pursuant to which the Placement Agent has agreed to assist the Company in the private placement of its common stock to non-United States residents only in accordance with Regulation S of the Securities Act of 1933, as amended. According to the Agreement, the Company plans to issue up to 20,000,000 shares of restricted common stock for an aggregate purchase price of up to $3 million, all in reliance on the exemption from registration afforded to the Company by Regulation S. According to the Agreement, all securities will be sold to third parties based on the closing bid price for the shares as quoted on the OTCBB Bulletin Board on the date prior to the placement date. The price paid by third parties per share shall never be less than 90% of the closing bid price on the day before the placement date. Once an offer is accepted, the Company will receive 41.5% of the proceeds from each sale, and the balance shall be paid to the Placement Agent. The Company bears the escrow and issuance expenses, and the Placement Agent shall be responsible for all other costs of the placement, including the fees for any subagents, introducing parties or finders. The Company plans to use the proceeds received from the placement for growth and expansion capital, increased market penetration, increased market awareness, expanded sales efforts, increased engineering support, inventory build up, and research and development. The term of the Agreement expires on September 7, 2007, unless it is extended in writing by the parties.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable.


SECTION 6.  ASSET BACKED SECURITIES

         Not Applicable.


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.

SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 IMAGING3, INC.
                          ----------------------------
                                  (Registrant)

Date:  September 13, 2006


                           \s\     Dean Janes
                          ------------------------------------------------
                                   Dean Janes, Chief Executive Officer





















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